POWER OF ATTORNEY

     Each person whose signature appears below constitutes and appoints Gary W. Miller and James E. Kirschner, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the dates indicated.



          Date                     Signature and Title


June 7, 2002                  /s/ Gary W. Miller
-------------------------     --------------------------------------
                              Gary W. Miller, Chairman and CEO;
                              Director (Principal Executive Officer)

June 5, 2002                  /s/ G. Patrick Corydon
-------------------------     --------------------------------------
                              G. Patrick Corydon, Senior Vice
                              President-Finance and CFO (Principal
                              Financial Officer and Principal
                              Accounting Officer)

June 12, 2002                 /s/ Joseph DeVito
-------------------------     --------------------------------------
                              Joseph DeVito, Director and Executive
                              Vice President

June 13, 2002                 /s/ James Good
-------------------------     --------------------------------------
                              James Good, Director and Executive
                              Vice President

June 6, 2002                  /s/ Stuart D. Biltion
-------------------------     --------------------------------------
                              Stuart D. Bilton, Director

June 5, 2002                  /s/ Otto N. Frenzel III
-------------------------     --------------------------------------
                              Otto N. Frenzel III, Director

June 6, 2002                  /s/ John M. O'Mara
-------------------------     --------------------------------------
                              John M. O'Mara, Director

June 6, 2002                  /s/ Thomas H. Patrick
-------------------------     --------------------------------------
                              Thomas H. Patrick, Director


June 12, 2002                 /s/ Nathan Shapiro
-------------------------     --------------------------------------
                              Nathan Shapiro, Director

June 6, 2002                  /s/ Norton Shapiro
-------------------------     --------------------------------------
                              Norton Shapiro, Director

June 6, 2002                  /s/ John D. Weil
-------------------------     --------------------------------------
                              John D. Weil, Director

June 6, 2002                  /s/ Robert Shapiro
-------------------------     --------------------------------------
                              Robert Shapiro, Director

June 6, 2002                  /s/ John Pigott
-------------------------     --------------------------------------
                              John Pigott, Director